SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2005

Covad Communications Group, Inc.

(Exact name of the Registrant as specified in its charter)

__________________

Delaware
(State or other jurisdiction of incorporation)

000-25271	77-0461529

(Commission File Number)	(IRS Employer Identification No.)

110 Rio Robles San Jose, California	95134-1813

(Address of principal executive offices)	(Zip code)

(408) 952-6400

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 1.01: Entry into a Material Definitive Agreement.

     Fiscal 2005 Base Salary Increases. On February 23, 2005, the Compensation Committee of Covad Communications Group, Inc. (the “Company”) approved base salary increases for the following executive officers of the Company. These increases are effective for the pay period beginning February 21, 2005. The amount of the base salary increases and the resulting annual base salaries of these officers are set forth in the table below.

		Increase in Annual	New Annual Base
Name	Title	Base Salary	Salary
P. Michael Hanley	Executive Vice President, Customer Experience	$11,000	$286,000

David McMorrow	Executive Vice President, Sales	$50,000	$250,000

James A. Kirkland	Senior Vice President, General Counsel and Secretary	$10,000	$240,000

     2005 Bonus Plan. On February 23, 2005, the Compensation Committee of the Company approved the Company’s 2005 Bonus Plan (the “Plan”). A copy of the Plan is attached as an exhibit to this report. Under the Plan, the Company’s employees, including its executive officers, but excluding those sales and marketing employees that participate in a commission incentive plan, are eligible for quarterly and annual cash bonuses. Pursuant to the Plan, the amount of quarterly bonuses depends on the Company’s quarterly performance and whether the Company achieves the financial targets and other metrics as set forth in the Plan, which metrics are based on the targets that are set forth in the Company’s Annual Budget, as approved by the Board of Directors. Annual bonuses are based on each employee’s individual performance and may depend on improvements in an index measuring employee satisfaction.

     Each employee’s target bonus amount is based on their level and the targets vary from 5% to 100% of the employee’s annual base salary.

     On February 23, 2005, the Compensation Committee approved the following target bonus amounts for the Company’s executive officers:

Name	Title	Bonus Target Percentage
Charles E. Hoffman	President and Chief Executive Officer	100%

P. Michael Hanley	Executive Vice President, Customer Experience	60%

Patrick J. Bennett	Executive Vice President	60%

David McMorrow	Executive Vice President, Sales	60%

Andrew S. Lockwood	Executive Vice President, Market Development	60%

Susan Crawford	Senior Vice President and Acting Chief Financial Officer	60%

James A. Kirkland	Senior Vice President, General Counsel and Secretary	60%

ITEM 9.01: Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Covad Communications Group, Inc. 2005 Bonus Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2005

By:	/s/ James A. Kirkland
James A. Kirkland
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Covad Communications Group, Inc. 2005 Bonus Plan